THE BDC INCOME FUND (the “Fund”)

Supplement dated June 15, 2015 to the Prospectus dated November 24, 2014, as supplemented February 9, 2015

1.	The “Fees and Expenses” section is hereby deleted and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s A Shares. More information about these and other discounts is available from your financial professional and in “Reduced Sales Charges – A Shares” on page 19 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	A Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	1.00%(1)	0.50%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses(3)	0.77%	1.87%	1.87%
Acquired Fund Fees and Expenses(4)	4.45%	4.45%	4.45%
Total Annual Fund Operating Expenses	6.12%	7.47%	8.22%
Fee Waiver and/or Expense Reimbursement(5)	(0.42)%	(1.52)%	(1.52)%
Net Annual Fund Operating Expenses	5.70%	5.95%	6.70%

(1)
Purchases of A Shares in excess of $1 million that are sold on a front end sales charge-waived basis (whether in a single sale or pursuant to a letter of intent or rights or accumulation) may be subject to a contingent deferred sales charge of 1.00% of the offering price of the A Shares at the time of their purchase or redemption, whichever is less, for a period of up to 14 months following the purchase of the A Shares.

(2)
C Shares sold by an investor within seven months of purchase may be subject to a deferred sales charge of 0.50% of the offering price of the C Shares at the time of their purchase or redemption, whichever is less.

(3)	“Other Expenses” are based on estimated amounts expected to be incurred for the current fiscal year.
(4)	Acquired Fund Fees and Expenses (“AFFE”) are based on estimated amounts for the current fiscal year.
(5)
Full Circle Advisors, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares, A Shares and C Shares to 1.25%, 1.50% and 2.25%, respectively, through March 1, 2017 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expenses of a class to exceed the Expense Cap in place at the time the fees were waived.

224-PSA-0615

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:

	1 Year	3 Years
Institutional Shares	$568	$1,770
A Shares	$874	$2,275
C Shares	$664	$2,229

2.	The fourth paragraph and table under the “Choosing a Share Class” section are hereby deleted and replaced with the following:

C Shares. C Shares of the Fund are sold to retail investors. C Shares are sold without the imposition of initial sales charges. C Shares sold by an investor within seven (7) months of purchase may be subject to a deferred sales charge of 0.50% of the NAV of the C Shares at the time of their purchase or redemption, whichever is less. To satisfy a redemption request, the Fund will liquidate shares in the order that they were first purchased until your redemption request is satisfied. Although you pay no initial sales charge at the time of purchasing your C Shares, the Distributor or Adviser may pay the dealer of record a sales commission of up to 0.50% of the amount you invest in C Shares. C Shares are subject to a Rule 12b-1 fee of up to 1.00% of the Fund's average daily net assets. A lower minimum initial investment is required to purchase C Shares compared to Institutional Shares.

	Institutional Shares	A Shares	C Shares
Minimum Initial Investment	$1,000,000	$2,000	$2,500
Sales Charges	None	3.00%	None
Rule 12b-1 Distribution Fees	None	0.25%	1.00%

3.	The “Distribution and Shareholder Service Fees” paragraph under the “Selling Shares” section is hereby deleted and replaced with the following:

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% and 1.00% of the average daily net assets of A Shares and C Shares, respectively, for distribution services and/or the servicing of shareholder accounts. Because the A Shares and C Shares may pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to A Shares and C Shares.

4.	The “Investment Adviser” section is hereby deleted and replaced with the following:

The Fund’s investment adviser is Full Circle Advisors, LLC, 102 Greenwich Avenue, 2nd Floor, Greenwich, CT 06830. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. As of March 31, 2015, the Adviser had $173.2 million of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.90% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares, A Shares and C Shares to 1.25%, 1.50% and 2.25%, respectively, through March 1, 2017 (“Expense Cap”). The Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if (1) such payment is made within three years of the fees waived or expense reimbursement (2) such payment is approved by the Board and (3) does not cause the Net Annual Fund Operating Expenses of a class to exceed the Expense Cap. Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Advisory Agreement between the Trust and the Adviser will be included in the Fund’s semi-annual report for the period ended April 30, 2015.

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For more information, please contact a Fund customer service representative toll free at (844) 786-4178.

PLEASE RETAIN FOR FUTURE REFERENCE.

THE BDC INCOME FUND (the “Fund”)

Supplement dated June 15, 2015 to the Statement of Additional Information (“SAI”) dated November 24, 2014, as supplemented February 9, 2015, March 16, 2015 and
April 15, 2015

1.	The first paragraph of “Distribution Plan (A Shares and C Shares)” under the “Distributor” section is hereby deleted and replaced with the following:

Distribution Plan (A Shares and C Shares). The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively, “payees”), a fee equal to 0.25% and 1.00% of the average daily net assets of the Fund’s A Shares and C Shares, respectively, for distribution services and/or the servicing of shareholder accounts. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund. The Rule 12b-1 plan is a core component of the ongoing distribution of the Fund’s A Shares and C Shares, respectively, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios. Pursuant to an agreement between the Distributor and the Adviser, the Distributor may reimburse certain distribution-related and/or shareholder servicing expenses incurred by the Adviser.

2.	The third paragraph of “Fees” under the “Investment Adviser” section is hereby deleted and replaced with the following:

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares, A Shares and C Shares to 1.25%, 1.50% and 2.25%, respectively, through March 1, 2017 (“Expense Cap”). The Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if (1) such payment is made within three years of the fees waived or expense reimbursement (2) such payment is approved by the Board and (3) does not cause the Net Annual Fund Operating Expenses of a class to exceed the Expense Cap. Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap apply.

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For more information, please contact a Fund customer service representative toll free at (844) 786-4178.

PLEASE RETAIN FOR FUTURE REFERENCE.